OPERATING LEASES	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
OPERATING LEASES	OPERATING LEASES

Rental income

The minimum future revenues to be received under the Company's non-cancelable operating leases on its vessels as of December 31, 2025, are as follows:

Year ending December 31,	(in thousands of $)
2026	493,618
2027	385,575
2028	356,461
2029	276,675
2030	118,938
Thereafter	160,791
Total minimum lease revenues	1,792,058

The minimum future revenues above are based on payments receivable from the charterers and do not include contingent rental income. Revenues included in income are recognized on a straight-line basis.

Contingent rental income

The Company receives contingent income as part of the agreement for the installation of scrubbers on seven container vessels and one car carrier (December 31, 2024: seven container vessels and one car carrier), which are on time charter contracts, accounted for as operating leases, based on the cost savings achieved by the charterer on fuel arising from using the scrubbers. During the year ended December 31, 2025, the Company recorded an income of $5.0 million in connection with the cost savings agreement (December 31, 2024: $10.3 million, December 31, 2023: $13.2 million).

The cost and accumulated depreciation of owned vessels leased to third parties on non-cancelable operating leases as of December 31, 2025 and 2024 were as follows:

(in thousands of $)	2025	2024
Cost	3,052,674	3,504,570
Accumulated depreciation	(655,367)	(717,919)
Total	2,397,307	2,786,651